SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Iron Mountain Incorporated
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         1) Title of each class of Securities to which transaction applies:

            -------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

         5) Total fee paid:

            -------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             -------------------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         3)  Filing Party:

             -------------------------------------------------------------------

         4)  Date Filed:

             -------------------------------------------------------------------

                          IRON MOUNTAIN INCORPORATED
                              745 Atlantic Avenue
                          Boston, Massachusetts 02111


                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 28, 1998

To the Stockholders of
  IRON MOUNTAIN INCORPORATED:

     The 1998 Annual Meeting of Stockholders of Iron Mountain Incorporated, a Delaware corporation ("Iron Mountain" or the "Company"), will be held at the offices of Sullivan & Worcester LLP, 23rd Floor, One Post Office Square, Boston, Massachusetts, on May 28, 1998 at 9:30 a.m., local time, for the following purposes:

     1. To elect three Class C Directors for a three-year term or until their successors are elected and qualified;

     2. To approve the adoption of the Iron Mountain Incorporated 1998 Employee Stock Purchase Plan;

     3. To approve an amendment to the Iron Mountain Incorporated 1995 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 1,400,000 to 2,000,000;

     4. To approve an amendment to the Iron Mountain Incorporated 1995 Stock Incentive Plan to increase the total number of shares of Common Stock with respect to which options and Other Rights may be granted thereunder to any single employee from 250,000 to 350,000;

     5. To ratify the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1998; and

     6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Stockholders of record at the close of business on March 31, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the meeting.

                                          By order of the Board of Directors



                                          JAS. MURRAY HOWE, Secretary


Boston, Massachusetts
April 23, 1998


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

                          IRON MOUNTAIN INCORPORATED
                              745 Atlantic Avenue
                          Boston, Massachusetts 02111



                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS


                          To be held on May 28, 1998


                              GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Iron Mountain Incorporated (the "Board of Directors"), a Delaware corporation ("Iron Mountain" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 28, 1998 (the "Annual Meeting") or at any adjournment or postponement thereof.

     The Company's Annual Report to Stockholders for the year ended December 31, 1997 is being mailed to stockholders with the mailing of this Proxy Statement on or about April 23, 1998.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy and personal interviews. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of stock held of record by such fiduciaries, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

Revocability of Proxies

     Any stockholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised by delivering to the Secretary of the Company at its principal executive office located at 745 Atlantic Avenue, Boston, Massachusetts 02111, a written notice of revocation or another duly executed proxy bearing a later date. A stockholder may also revoke his or her proxy by attending the Annual Meeting and voting in person.

Record Date, Voting and Share Ownership

     The Company's Common Stock, par value $.01 per share (the "Common Stock"), is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. On March 31, 1998, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), 14,975,477 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date (7,487,739 shares) will constitute a quorum for the transaction of business at the Annual Meeting. A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be voted "for" the election of the nominees for Director listed herein and in favor of the other matters set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

     Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will also be treated as present for purposes of determining a quorum, although such shares may not be voted on any matter for which the record holder of such shares lacks authority to act. Abstentions are also considered present for purposes of determining a quorum. Abstentions and broker non-votes do not affect the election of the Directors, the proposed adoption of the Iron Mountain Incorporated 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), the proposed amendments to the Iron Mountain Incorporated 1995 Stock Incentive Plan (the "Stock Incentive Plan") or the ratification of the accountants. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity and
(iii) the holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.


                            PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) each Director, (iii) the Chief Executive Officer and the other executive officers identified in the Summary Compensation Table appearing on page 10 and (iv) all executive officers and Directors of the Company as a group. Such information is presented as of April 1, 1998. The following table does not give effect to the Company's public offering of 4,025,000 shares of Common Stock, which closed on April 3, 1998.



                                                                        Amount of Beneficial
                                                                            Ownership(1)
                               Name                                    Shares     Percent Owned
-----------------------------------------------------------------   -----------  --------------
Directors and Executive Officers
C. Richard Reese(2) ...............................................  1,127,503        7.5%
David S. Wendell(3) ...............................................    119,916         *
John F. Kenny, Jr.(4) .............................................     54,539         *
Eugene B. Doggett(5) ..............................................    100,000         *
Robert G. Miller(6) ...............................................     14,974         *
Robert P. Swift(7) ................................................     28,514         *
Constantin R. Boden(8) ............................................     20,880         *
Arthur D. Little(9) ...............................................     26,265         *
Vincent J. Ryan(10) ...............................................  3,445,750       23.0%
B. Thomas Golisano(11) ............................................  1,013,785        6.8%
Kent P. Dauten(12) ................................................    964,449        6.4%
Clarke H. Bailey(13) ..............................................    503,939        3.3%
All Directors and executive officers as a group (17 persons)(14)...  6,799,888       44.4%

Five Percent Stockholders
Schooner Capital Corporation(15) ..................................  1,909,384       12.8%
William Blair & Company, L.L.C.(16) ...............................    894,399        6.0%

------------
* Less than 1%

 (1) Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Mr. Reese is a Director and Chairman of the Board and Chief Executive Officer of Iron Mountain. Includes 14,530 shares of Common Stock held by trusts for the benefit of Mr. Reese's children, as to which Mr. Reese disclaims beneficial ownership. Also includes 668,166 shares of Common Stock as to which Mr. Reese shares beneficial ownership with Schooner Capital Corporation ("Schooner") as a result of a 1988 deferred compensation arrangement, as amended, between Schooner and Mr. Reese relating to Mr. Reese's former services as President of Schooner. Pursuant to such arrangement, upon the earlier to occur of (i) Schooner's sale or exchange of substantially all of the shares of Common Stock held by Schooner or (ii) the cessation of Mr. Reese's employment with Iron Mountain, Schooner is required to transfer such shares of Common Stock to Mr. Reese or remit to Mr. Reese cash in an amount equal to the then current fair value of such shares of Common Stock. Schooner has agreed to vote the shares of Common Stock subject to such arrangement at the direction of Mr. Reese. Mr. Reese's address is c/o Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111.

 (3) Mr. Wendell is a Director and President and Chief Operating Officer of Iron Mountain. Includes 116,061 shares that Mr. Wendell has the right to acquire pursuant to currently exercisable options. Mr. Wendell's address is c/o Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111.

 (4) Mr. Kenny is an Executive Vice President and Chief Financial Officer of Iron Mountain. Includes 46,929 shares that Mr. Kenny has the right to acquire pursuant to currently exercisable options. Mr. Kenny's address is c/o Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111.

 (5) Mr. Doggett is a Director and an Executive Vice President of Iron Mountain. Mr. Doggett's address is c/o Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111.

 (6) Mr. Miller is an Executive Vice President of Iron Mountain. Consists solely of shares that Mr. Miller has the right to acquire pursuant to currently exercisable options. Mr. Miller's address is c/o Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111.

 (7) Mr. Swift is an Executive Vice President of Iron Mountain. Consists solely of shares that Mr. Swift has the right to acquire pursuant to currently exercisable options. Mr. Swift's address is c/o Iron Mountain Incorporated, 1340 East 6th Street, Los Angeles, California 90021.

 (8) Mr. Boden is a Director of Iron Mountain. Mr. Boden's address is c/o Boden Partners LLC, 450 Park Avenue, Suite 2302, New York, New York 10022.

 (9) Mr. Little is a Director of Iron Mountain. Includes 25,000 shares held by The Little Family Trust, as to which Mr. Little disclaims beneficial ownership. Mr. Little's address is c/o The Little Investment Company, 33 Broad Street, Boston, Massachusetts 02109.

(10) Mr. Ryan is a Director of Iron Mountain. Mr. Ryan holds 1,536,366 shares of Common Stock. The remaining shares of Common Stock listed as being beneficially owned by Mr. Ryan are held by Schooner, as to which Mr. Ryan has sole voting power and investment power as the Chairman of the Board and principal stockholder of Schooner. Mr. Ryan's address is c/o Schooner Capital Corporation, 745 Atlantic Avenue, Boston, Massachusetts 02111. See footnote (15) regarding shares held by Schooner.

(11) Mr. Golisano is a Director of Iron Mountain. Includes 3,618 shares that Mr. Golisano has the right to acquire pursuant to currently exercisable options. Also includes 82,081 shares of Common Stock held in escrow pursuant to the terms of the merger of Safesite Records Management Corporation with and into a wholly-owned subsidiary of the Company. Mr. Golisano's address is c/o Paychex Inc., 911 Panorama Trail South, Rochester, New York 14625.

(12) Mr. Dauten is a Director of Iron Mountain. Includes 87,905 shares of
     Common Stock held in escrow pursuant to the terms of the merger of HIMSCORP, Inc. (doing business under the name Record Masters) ("Record Masters") with and into a wholly-owned subsidiary of the Company. Also includes 24,599 shares of Common Stock held in escrow by Mr. Dauten as agent for the other former Record Masters stockholders. In addition, includes approximately 365 shares of Common Stock, as to which Mr. Dauten has shared voting power and investment power as a partner of Madison Dearborn Partners IV, which has a limited partnership interest in GKH Investments, L.P., a stockholder of the Company. Mr. Dauten's address is c/o Keystone Capital, Inc., 520 Lake Cook Road, Suite #450, Deerfield, Illinois 60015.

(13) Mr. Bailey is a Director of Iron Mountain. Includes 86,093 shares that Mr. Bailey has the right to acquire pursuant to currently exercisable options. Also includes 386,164 shares of Common Stock beneficially owned by Hudson River Capital LLC ("Hudson"), of which Mr. Bailey is Co-Chairman of the Board of Directors and a member. Hudson has sole voting and investment power with respect to such shares. By virtue of Mr. Bailey's relationship to Hudson, Mr. Bailey may be deemed to share voting and investment power over such shares and to be the beneficial owner of such shares held by Hudson. Mr. Bailey disclaims beneficial ownership of all such shares held by Hudson. Mr. Bailey's address is 667 Madison Avenue, 25th Floor, New York, New York 10021-8029.

(14) Includes 338,289 shares that directors and executive officers have the right to acquire pursuant to currently exercisable options.

(15) Mr. Ryan is the Chairman of the Board and the principal stockholder of Schooner and, accordingly, has sole voting and investment power with respect to the shares of Common Stock held by Schooner. Includes 668,166 shares of Common Stock as to which Schooner shares beneficial ownership with Mr. Reese as described in footnote (2). Schooner has agreed to vote the shares of Common Stock subject to such arrangements at the direction of Mr. Reese. The address of Schooner Capital Corporation is 745 Atlantic Avenue, Boston, Massachusetts 02111.

(16) Includes 513,200 shares of Common Stock over which William Blair & Company, L.L.C. has sole investment power, but over which customers of William Blair & Company, L.L.C. have sole voting power. The address of William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, Illinois 60606.


                                    ITEM 1
                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of nine Directors. There are three classes of Directors who serve for a three-year term and are elected on a staggered basis, one class of three Directors standing for election each year. The term of the Class C Directors, Eugene B. Doggett, Constantin R. Boden and Clarke H. Bailey, will expire at the Annual Meeting; the term of the Class A Directors, David S. Wendell, Vincent J. Ryan and B. Thomas Golisano, will expire at the 1999 Annual Meeting of Stockholders; and the term of Class B Directors, C. Richard Reese, Arthur D. Little and Kent P. Dauten, will expire at the 2000 Annual Meeting of Stockholders. Directors of each class hold office until the third annual meeting of the stockholders of the Company following their election or until their successors are elected and qualified.

     At the Annual Meeting, the three Class C Directors are to be elected to serve until the Company's 2001 Annual Meeting of Stockholders, or until their successors are elected and qualified. The Board of Directors has selected as nominees the current Class C Directors of the Company, Eugene B. Doggett, Constantin R. Boden and Clarke H. Bailey. Each has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

     The executive officers of the Company were last elected on May 29, 1997, with the exceptions of Harold E. Ebbighausen and Christopher Neefus, who were appointed in July 1997, and Richard A. Drutman and George P. Groff who were elected in March 1998. At a meeting to be held immediately following the Annual Meeting, the Board of Directors will reelect the current executive officers of the Company. All executive officers hold office at the discretion of the Board of Directors until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are chosen and qualified. Except for T. Anthony Ryan, the Company's Vice President, Real Estate, and Vincent J. Ryan, a Class A Director, who are brothers, there are no family relationships between or among any officers or Directors of the Company.

Required Vote

     The affirmative vote of holders of a plurality of the shares cast at the Annual Meeting is required to elect the Class C Directors.

     The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed below to serve as Class C Directors of the Company until the 2001 Annual Meeting of Stockholders, or until their successors are elected and qualified.

     Set forth below are the name and age of each Class C Director, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a Director as of April 1, 1998.


                                             Principal Occupations and Business Experience
       Nominee                                          During the Past 5 Years
--------------------- -------------------------------------------------------------------------------------------
Eugene B. Doggett     Mr. Doggett is a Class C Director and an Executive Vice President of the Company,
 Age 61               positions that he has held since 1990. From 1987 until May 1997, Mr. Doggett was the
                      Chief Financial Officer of Iron Mountain. Mr. Doggett is also a Director of Schooner
                      Capital Corporation ("Schooner") and of Mac-Gray Corporation, a publicly held supplier of card and coin-operated laundry services in multiple housing facilities. Prior to joining the Company, he had extensive experience in commercial and investment banking, as well as financial and general management experience at senior levels. He holds a Master of Business Administration degree from Harvard Business School.

Constantin R. Boden   Mr. Boden is a Class C Director of the Company, a position that he has held since
 Age 61               December 1990. Mr. Boden is the principal of Boden Partners LLC and chairman of the advisory board of Boston Capital Ventures, a risk capital concern. For 34 years, until
                      January 1995, Mr. Boden was employed by The First National Bank of Boston, most recently as Executive Vice President, International Banking. He holds a Master of
                      Business Administration degree from Harvard Business School.

Clarke H. Bailey      Mr. Bailey is a Class C Director of the Company, a position that he has held since January
 Age 43               1998, when he was appointed to the Board of Directors in accordance with the terms of the merger of Arcus Group, Inc. ("Arcus Group") with and into the Company (the
                      "Arcus Group Merger"). He is Co-Chairman and Director of Hudson River Capital LLC,
                      a private investment company. Mr. Bailey was the Chairman and Chief Executive Officer
                      of each of Arcus Group, United Acquisition Company and Arcus Technology Services,
                      Inc. ("Arcus"), positions which he had held since 1995, until the Arcus Group Merger, and is a Director of Connectivity Technologies Inc., Swiss Army Brands, Inc. and
                      SWWT, Inc. (formerly known as Sweetwater, Inc.). Mr. Bailey also serves as Director and Chairman of the Executive Committee of Glenayre Technologies, Inc., a
                      manufacturing company in the telecommunications industry. Prior to joining Glenayre in 1990, Mr. Bailey was a Managing Director at Oppenheimer & Co., Inc. He holds a
                      Master of Business Administration degree from The Wharton School, University of
                      Pennsylvania.

     Set forth below are the name and age of each other Director and executive officer, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a Director as of April 1, 1998.


                                            Principal Occupations and Business Experience
       Nominee                                         During the Past 5 Years
-------------------- ------------------------------------------------------------------------------------------
C. Richard Reese     Mr. Reese is a Class B Director of the Company, a position that he has held since 1990,
 Age 52              the Chairman of the Board of Directors of the Company, a position that he has held since
                     November 1995, and the Chief Executive Officer of the Company, a position that he has held since 1981. Prior to November 1995, Mr. Reese was the President of Iron Mountain,
                     a position that he had held since 1981. Mr. Reese is also a Director of Schooner, which owns approximately 12.8% of the outstanding stock of the Company. Prior to joining
                     Iron Mountain, he lectured at Harvard Business School in "Entrepreneurship" and
                     provided consulting services to small and medium-sized emerging enterprises. Mr.
                     Reese has also served as president and a Director of Professional Records and
                     Information Services Management ("PRISM"), a trade group of approximately 450 members. He holds a Master of Business Administration degree from Harvard Business
                     School.

David S. Wendell     Mr. Wendell is a Class A Director and the President and Chief Operating Officer of the
 Age 44              Company, positions that he has held since November 1995. After practicing law with
                     Brown & Wood, Mr. Wendell joined Iron Mountain in 1984, where he has served in a variety of positions. Prior to November 1995, he was Executive Vice President, Atlantic
                     Area and prior to 1991, he was Vice President, New England Region. He holds a Master of Business Administration degree from Harvard Business School and a Juris Doctor degree from the University of Virginia.

John F. Kenny, Jr.   Mr. Kenny is an Executive Vice President and the Chief Financial Officer of the
 Age 40              Company, positions that he has held since May 1997. Mr. Kenny joined Iron Mountain in 1991, and held operating responsibilities as regional Vice President of New England and later Northeast operations before assuming the position of Vice President of
                     Corporate Development in 1995. Prior to 1991, he was Vice President of CS First Boston
                     Merchant Bank, New York, with responsibility for risk capital investments. Mr. Kenny has also served as a director and the Treasurer of PRISM. He holds a Master of Business
                     Administration degree from Harvard Business School.

Richard S. Drutman   Mr. Drutman is an Executive Vice President of the Company, a position that he has held
 Age 55              since March 1998. Mr. Drutman joined the Company in January 1998. Mr. Drutman joined Arcus Data Security, Inc. in 1976 and held various positions, including Senior
                     Vice President and Chief Operating Officer from 1991 to 1996 and President and Chief
                     Executive Officer from 1996 to January 1998. He holds a Bachelor of Arts degree from
                     California State University at Los Angeles.

Arthur D. Little     Mr. Little is a Class B Director of the Company, a position that he has held since
 Age 54              November 1995. Mr. Little is a principal of The Little Investment Company, which he founded in 1992. Prior to that, he was Managing Director of and also a partner in
                     Narragansett Capital, Inc., a private investment firm. He holds a Bachelor of Arts degree in history from Stanford University.

                                                Principal Occupations and Business Experience
         Nominee                                           During the Past 5 Years
------------------------ -------------------------------------------------------------------------------------------
Vincent J. Ryan          Mr. Ryan is a Class A Director of the Company. Mr. Ryan is the founder of Schooner
 Age 62                  and has served as Chairman and Chief Executive Officer of Schooner since 1971. Prior to November 1995, Mr. Ryan served as Chairman of the Board of Directors of Iron
                         Mountain.

Robert G. Miller         Mr. Miller is an Executive Vice President of the Company, a position that he has held
 Age 41                  since December 1996. Mr. Miller joined Iron Mountain in 1988 and held various positions including District Manager from 1988 through 1991 and regional Vice
                         President from 1991 through 1996. Prior to 1988, Mr. Miller was employed as a District
                         Manager at Bell & Howell Records Management Company.

Kenneth F. Radtke, Jr.   Mr. Radtke is an Executive Vice President of Iron Mountain, a position that he has held
 Age 52                  since June 1996. Prior to June 1996, Mr. Radtke was Northeast Regional Vice President
                         and prior to 1995 was Sales Manager, New York Region. Mr. Radtke has worked in the records and information industry since 1988 as President and Chief Executive Officer,
                         Dataport Company, Inc. and Senior Vice President of a subsidiary of Arcus. He holds a graduate degree from the University of Wisconsin, Graduate School of Banking.

Harold E. Ebbighausen    Mr. Ebbighausen is an Executive Vice President of the Company, a position that he has
 Age 43                  held since July 1997. Prior to 1997, he had been serving as Vice President of Data
                         Security Services since joining the Company in September 1996. Prior to joining Iron
                         Mountain, Mr. Ebbighausen was Vice President of Document Management Services
                         with INSCI Corporation, a software provider for computer output and data storage solutions to optical and CD technology. Previously, he held a number of field management positions with Anacomp, Inc., a service bureau provider in the micrographics industry.

George P. Groff          Mr. Groff is the President of Arcus Staffing Resources, Inc., a subsidiary of the Company,
 Age 48                  a position that he has held since March 1998. From 1993 to March 1998, Mr. Groff served as a Vice President of Arcus Staffing Resources, Inc. and of Wolf Advisory International,
                         Inc., a company which he joined in 1989 that was acquired by Arcus in 1996. He holds a Master of Business Administration degree from Golden Gate University.

Christopher Neefus       Mr. Neefus is an Executive Vice President of the Company, a position that he has held
 Age 42                  since July 1997. Mr. Neefus was a Vice President of Sales and Customer Service for
                         ASI, Inc., a software provider for the storage of computer generated information, from
                         1995 until joining the Company. From 1990 to 1995, Mr. Neefus was the Region Vice
                         President of Anacomp, Inc., a service bureau provider in the micrographics industry. Mr.
                         Neefus holds a Bachelor of Arts degree in Communications Arts from Hofstra
                         University.

Robert P. Swift          Mr. Swift is an Executive Vice President of the Company, a position that he has held
 Age 56                  since November 1995. Prior to November 1995, Mr. Swift was the Executive Vice
                         President, Western Area of Iron Mountain and prior to 1988, Mr. Swift was employed in various positions at Bell & Howell Records Management Company.

                                           Principal Occupations and Business Experience
       Nominee                                        During the Past 5 Years
-------------------- ----------------------------------------------------------------------------------------
B. Thomas Golisano   Mr. Golisano is a Class A Director of the Company, a position that he has held since
 Age 56              June 1997, when he was appointed to the Board of Directors in accordance with the terms of the Safesite Records Management Corporation ("Safesite") merger. He founded
                     Paychex Inc., a publicly held, national payroll service company, in 1971 and serves as its Chairman, President and Chief Executive Officer. Mr. Golisano serves on the Board of Trustees of Rochester Institute of Technology and on the boards of several privately held companies. He has also served on the boards of numerous non-profit organizations and is the founder of the B. Thomas Golisano Foundation.

Kent P. Dauten       Mr. Dauten is a Class B Director of the Company, a position that he has held since
 Age 42              November 1997, when he was appointed to the Board of Directors in accordance with the terms of the merger of HIMSCORP, Inc. (doing business under the name Record
                     Masters ("Record Masters") with and into a wholly-owned subsidiary of the Company
                     ("Record Masters Merger"). He has served as President of Keystone Capital, Inc., a management and consulting advisory service firm, since March 1994. In February 1995,
                     Mr. Dauten founded and served as President of Record Masters, until the consummation of the Record Masters Merger. From 1993 to 1994, he was Senior Vice President of
                     Madison Dearborn Partners, Inc. and from 1979 to 1992, he was employed in various investment management positions, most recently as Senior Vice President of First
                     Chicago Venture Capital. Mr. Dauten currently serves as a director of Health
                     Management Associates, Inc., a hospital management firm and is a Trustee of ElderTrust, a health care real estate investment trust. Mr. Dauten holds a Master of Business
                     Administration from Harvard Business School.


Board and Committee Meetings

     During the fiscal year ended December 31, 1997, the Board of Directors held five regular meetings and three special meetings held by telephone and took actions by written consent. Each incumbent Director who was then in office (other than Mr. Little, who was unavailable for the telephone meetings) attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which such Director served. The Board of Directors has a standing Audit Committee, Compensation Committee and Executive Committee, and a Stock Incentive Plan Subcommittee of the Compensation Committee (the "Option Plan Subcommittee"). The Company does not have a nominating committee. During the fiscal year ended December 31, 1997, the Audit Committee held one meeting, the Option Plan Subcommittee held three meetings and took actions by written consent, the Compensation Committee held two meetings and the Executive Committee held no formal meetings.

     The Audit Committee consists of Messrs. Boden (Chairman) and Little. The Audit Committee consults with the Company's independent public accountants regarding the plan for the Company's annual audit, reviews with the public accountants their audit report and related management letter, reviews the performance of the independent public accountants and their fees, reviews the Company's internal accounting control policies and procedures and considers and recommends the selection of the Company's independent public accountants.

     The Compensation Committee consists of Messrs. Little (Chairman), Boden and Ryan. The Compensation Committee provides recommendations to the Board regarding compensation policies and programs of the Company and is also responsible for establishing and modifying the compensation for all executive officers of the Company.

     The Option Plan Subcommittee consists of Messrs. Little (Chairman) and Boden, both of whom are "outside" and "non-employee" directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and Rule 16b-3 under Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), respectively. The Option Plan Subcommittee administers the Stock Incentive Plan, including the grant of stock options thereunder to all employees, including executive officers, the Iron Mountain/UAC 1995 Stock Option Plan and the Iron Mountain/ATSI 1995 Stock Option Plan and recommends the adoption of, and any amendments to, all stock incentive plans. If approved by the stockholders, the Option Plan Subcommittee will administer the Employee Stock Purchase Plan.

     The Executive Committee consists of Messrs. Ryan (Chairman), Reese and Doggett. Between meetings of the Board of Directors, the Executive Committee exercises all the powers of the Board of Directors in the management and direction of the business and affairs of the Company to the extent not otherwise prohibited by law, the Board of Directors or the Company's Bylaws or Amended and Restated Certificate of Incorporation.

Director Compensation

     Directors who are employees of Iron Mountain do not receive additional compensation for serving as Directors. Each Director who is not an employee of Iron Mountain receives an annual retainer fee of $10,000 as compensation for his or her services as a member of the Board of Directors and is also paid $2,500 per quarter (to a maximum of $10,000 per year) for attendance at meetings (the "Director's Compensation"). Director's Compensation is prorated for Directors who join the Company during the year. All Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof, and for other expenses incurred in their capacities as Directors. Directors may be granted options, either in lieu of or in addition to the Director's Compensation, under the Stock Incentive Plan.

     The Company paid a total of $54,298 in cash for Directors fees in respect of services for 1997. In addition, in lieu of cash, Messrs. Boden and Little each received 370 shares of Common Stock in payment of fees for the period January 1, 1997 through June 30, 1997 pursuant to the Iron Mountain Incorporated 1995 Stock Plan for Non-Employee Directors, which was terminated effective June 30, 1997. Pursuant to that plan, Messrs. Boden and Little had made irrevocable elections to receive their Director's Compensation in the form of Common Stock equivalent to 110% of the Director's Compensation otherwise due to be paid in cash. Messrs. Boden and Little received their Director's Compensation for the period July 1, 1997 through December 31, 1997 in cash. The other non-employee Directors received all of their Director's Compensation in cash.

                            EXECUTIVE COMPENSATION

     The following table provides certain information concerning compensation earned by the Chief Executive Officer and the other four most highly compensated executive officers who received compensation in excess of $100,000 in 1997 (the "Named Executive Officers") for the years ended December 31, 1995, 1996 and 1997.


                          Summary Compensation Table


                                                     Annual Compensation           Long-Term Compensation
                                                  -------------------------   --------------------------------
                                                                                Number of
                                                                                 Shares
               Name and                                                        Underlying        All Other
          Principal Position              Year       Salary        Bonus         Options      Compensation (1)
--------------------------------------   ------   -----------   -----------   ------------   -----------------
C. Richard Reese .....................   1997      $298,381      $200,000            0             $4,000
 Chairman of the Board and Chief         1996      $268,958      $165,000            0             $1,941
 Executive Officer                       1995      $261,765      $200,000            0             $1,790

David S. Wendell .....................   1997      $221,723      $150,000       31,496             $4,000
 President and Chief Operating Officer   1996      $203,550      $125,000       40,000             $1,941
                                         1995      $136,627      $ 62,731       35,469             $1,573

John F. Kenny, Jr. ...................   1997      $166,723      $150,000      105,512             $2,400
 Executive Vice President and Chief      1996      $129,723      $ 49,999       33,000             $1,618
 Financial Officer                       1995      $114,377      $ 36,715       39,509             $1,307

Robert P. Swift ......................   1997      $145,542      $ 54,991            0             $4,000
 Executive Vice President                1996      $133,600      $ 50,800       15,000             $1,643
                                         1995      $131,119      $ 24,397        8,096             $1,243

Robert G. Miller .....................   1997      $133,646      $ 41,875            0             $4,000
 Executive Vice President                1996      $105,473      $ 35,034       20,000             $2,173
                                         1995      $ 86,696      $ 24,569        5,072             $  977

------------
(1) Reflects the Company's matching contribution to the Iron Mountain Profit Sharing Retirement Plan for each individual. Amounts shown for 1997 are estimated maximum contributions; the actual contributions have not yet been calculated.

     The following table sets forth certain information concerning the grant of options to purchase Common Stock to the Named Executive Officers. None of the other Named Executive Officers were granted stock options in the year ended December 31, 1997.


                             Option Grants in 1996


                                                                                              Potential Realizable
                                                      Percent                                    Value at Assumed
                                                     of Total                                  Annual Rates of Stock
                                  Number of           Options                                    Appreciation for
                                  Securities        Granted to       Exercise                     Option Term(1)
           Name and               Underlying       Employees in       Price     Expiration ----------------------------
      Principal Position       Options Granted   Fiscal Year 1996     ($/Sh)       Date          5%           10%
----------------------------- ----------------- ------------------ ----------- ----------- ------------- -------------
David S. Wendell ............       31,496              6.71%        $ 31.75     7/30/07    $  629,000    $1,594,000
 President and Chief
 Operating Officer

John F. Kenny, Jr. ..........      105,512             22.49%        $ 31.75     7/30/07    $2,107,000    $5,339,000
 Executive Vice President
 and Chief Financial
 Officer

------------
(1) Potential Realizable Value is based on the assumed growth rates for an assumed ten-year option term. Five percent annual growth results in a Common Stock price per share of $51.72, and ten percent annual growth results in a Common Stock price per share of $82.35, respectively, for such term. The actual value, if any, an executive may realize will depend on the excess of the market price of the Common Stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the amounts reflected in this table.


     The following table sets forth certain information with respect to the exercise of stock options during the year ended December 31, 1997 by, and the unexercised options to purchase Common Stock of, the Named Executive Officers. Mr. Reese does not have any unexercised options.


Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values



                                                                    Number of Unexercised         Value of Unexercised
                                                                        Options at               In-the-Money-Options at
                                           Shares                     December 31, 1997            December 31, 1997(1)
               Name and                 Acquired on     Value   ----------------------------- -----------------------------
          Principal Position              Exercise    Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
-------------------------------------- ------------- ---------- ------------- --------------- ------------- --------------
David S. Wendell .....................     3,000      $80,634      100,967         91,872      $2,840,630     $1,357,831
 President and Chief Operating Officer
John F. Kenny, Jr. ...................         0            0       32,427        157,160      $  806,046     $1,562,388
 Executive Vice President and Chief
 Financial Officer
Robert P. Swift ......................         0            0       23,895         18,477      $  663,003     $  376,230
 Executive Vice President
Robert G. Miller .....................         0            0        9,960         19,738      $  247,827     $  407,703
 Executive Vice President

------------
(1) Based on a year-end value of $36.00 per share, less the exercise price.

Compensation Committee Report on Executive Compensation

     The Compensation Committee consists entirely of Directors who are not employees of the Company. It is the Compensation Committee's responsibility to review, recommend and approve the Company's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers of the Company.

     The Option Plan Subcommittee consists entirely of directors who are both "non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Exchange Act and "outside" directors within the meaning of Section 162(m) of the Code and the regulations thereunder, so that grants of options under the Stock Incentive Plan to executive officers are exempt under Rule 16b-3 and eligible for the "performance-based" exception of Section 162(m) of the Code. The Option Plan Subcommittee administers the Stock Incentive Plan and in exercise of that function determines what grants of stock options, restricted stock and stock appreciation rights ("SARs") thereunder are to be made to the Chief Executive Officer and the other executive officers. The Option Plan Subcommittee also administers the Iron Mountain/UAC 1995 Stock Option Plan and the Iron Mountain/ATSI 1995 Stock Option Plan, although no additional grants are to be made under those plans.

     The purpose of the Stock Incentive Plan is to encourage key employees, Directors and consultants of the Company who render services of special importance to, and who have contributed or are expected to contribute materially to the success of, the Company to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth. The Option Plan Subcommittee made stock option grants to Messrs. Wendell, Kenny, Ebbighausen and Neefus in July 1997. In addition, the Option Plan Subcommittee made a stock option grant to B. Thomas Golisano in June 1997 in connection with the acquisition by the Company of Safesite.

     The Compensation Committee determined the salary levels of the Company's executive officers, including the Chief Executive Officer, for fiscal year 1997, as well as the amounts of bonuses paid in 1998 for performance in fiscal year 1997. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of cash bonuses and long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. In particular, in determining bonuses paid in 1998 in respect of 1997 and salary levels for fiscal year 1997, the Compensation Committee took into account the past or expected future contributions of each executive officer to the Company's strategic goals, especially the efforts of each such officer in connection with (1) pursuing and effecting the offering and sale of the Company's 8-3/4% Senior Subordinated Notes due 2009 to augment available funding for the Company's growth strategy and (2) increasing the Company's growth rate by successfully identifying, acquiring and integrating other records management businesses, while at the same time maintaining the Company's internal growth.

     Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer or any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m). Although the Compensation Committee has not adopted any specific rules with respect to this issue, its general policy, subject to all then prevailing relevant circumstances, is to attempt to structure the compensation arrangements of the Company to maximize deductions for federal income tax purposes.


                                          COMPENSATION COMMITTEE

                                          ARTHUR D. LITTLE, Chairman
                                          CONSTANTIN R. BODEN
                                          VINCENT J. RYAN

Change of Control Arrangement

     The Stock Incentive Plan provides for acceleration of the vesting of options and SARs if the Company or any wholly owned subsidiary of the Company is a party to a merger or consolidation (whether or not the Company is the surviving corporation) in any transaction or series of related transactions and there is a "Limited Change of Control" of the Company. A Limited Change of Control occurs if after the merger or consolidation (a) individuals who immediately prior to the merger or consolidation served as members of the Board of Directors no longer constitute a majority of the Board of Directors or the board of directors of the surviving corporation and (b) the voting securities of the Company outstanding immediately prior to the merger or consolidation do not represent (either by remaining outstanding or upon conversion into securities of the surviving corporation) more than 50% of the voting power of the securities of the Company or the surviving corporation immediately after the merger or consolidation. In addition, if the Company is not the surviving corporation, a holder of options or SARs is entitled to receive upon exercise of his or her options or SARs the number and class of shares of stock or other securities and any other consideration of the surviving or resulting corporation that the optionee or holder of SARs would have been entitled to receive pursuant to the merger or consolidation had the optionee or holder of SARs held the shares of Common Stock subject to the option or SAR.


Compensation Committee Interlocks and Insider Participation

     The present Compensation Committee consists of Mr. Little, who is the Chairman, and Messrs. Boden and Ryan. Messrs. Reese and Doggett are executive officers of Iron Mountain and Directors of Schooner. Mr. Ryan is Chairman of the Board and principal stockholder of Schooner.


Certain Transactions

Real Estate Transactions

     Iron Mountain Records Management, Inc. ("IMRM"), a subsidiary of the Company, is the tenant under a lease dated January 1, 1991 for a 31,500 square-foot building in Houston, Texas. The owner of the building is IM Houston
(CR) Limited Partnership, a Texas limited partnership, of which Mountain Realty, Inc., a Massachusetts corporation whose sole stockholder is Mr. Ryan, is the sole general partner, and the limited partners of which are Messrs. Ryan, Reese and Doggett. The term of the lease expires December 31, 2000, with two five-year extension options exercisable by IMRM. IMRM paid annual rent of approximately $99,326 for the year ended December 31, 1997, and currently pays annual rent of approximately $99,326, subject to adjustment in 1999 (and in the option periods if the term is extended) based upon percentage changes in the consumer price index, with a floor of 3% and a ceiling of 5%, compounded annually. As tenant, IMRM is responsible for taxes, insurance and maintenance. The space is used by IMRM as a records management facility. The lease is, in the opinion of management, on commercially reasonable terms and is no less favorable to IMRM than could have been obtained from an unaffiliated party at the time of the transaction.

     Schooner leases space from the Company at the Company's corporate headquarters. Such lease is a tenancy-at-will and may be terminated by either the Company or Schooner at any time. As consideration for such lease, Schooner pays rent to the Company based on its pro rata share of all expenses related to the use and occupancy of the premises. The rent paid by Schooner to Iron Mountain under such lease was approximately $85,428 in the year ended December 31, 1997, and Schooner currently pays annual rent of approximately $85,428.

Other Transactions

     The Company paid compensation of $165,695 for the year ended December 31, 1997 to Mr. T. Anthony Ryan. Mr. Ryan is Vice President, Real Estate, of the Company and is the brother of Mr. Vincent J. Ryan, a Director of the Company. The Company believes that the terms of Mr. Ryan's employment are no less favorable to it than would be negotiable with an unrelated third party.

     In November 1997, the Company entered into a management advisory agreement with Keystone Capital, Inc., of which Kent P. Dauten, a Class B Director of the Company, is president. Keystone Capital, Inc. receives fees of approximately $20,000 per month under such agreement relating to consulting with respect to medical records management services. The Company believes that the terms of the management advisory agreement are no less favorable to it than would be negotiable with an unrelated third party.

Performance Graph

     The following graph compares the percentage change in the Company's Common Stock to the cumulative total returns of the Nasdaq Market Index and the Standard & Poor's Small Cap 600 Index (the "Small Cap Index") for fiscal year 1997 and for the portion of 1996 that the Common Stock was traded on The Nasdaq Stock Market's National Market (the "Nasdaq National Market"), assuming an investment of $100 on February 1, 1996. The company most comparable in size and operations to the Company was not publicly traded for the full year 1997 and, accordingly, could not be included in a peer group comparison. The Company believes that a peer group index excluding such competitor would be misleading, as other publicly traded companies that might be part of a peer group differ significantly in scale and type of operations from the Company. The Company has therefore elected to use the Small Cap Index for comparison purposes. The cumulative return assumes reinvestment of all dividends during each month. The performance of the Company's Common Stock reflected below is not necessarily indicative of future performance.

     Comparison of Cumulative Total Return of Iron Mountain Incorporated,
         Nasdaq Market Index and Standard & Poor's Small Cap 600 Index



[TABULAR REPRESENTATION OF LINE CHART]

                        Feb 96    Dec 96    Dec 97
                        ------    ------    ------
IRON MOUNTAIN INC.       100       189       225
NASDAQ COMPOSITE INDEX   100       122       150
S&P SMALLCAP 600 INDEX   100       121       152


                   Assumes $100 invested on February 1, 1996
                         Assumes dividends reinvested
                      Fiscal year ended December 31, 1997

                                    ITEM 2
                 ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

     On March 23, 1998 the Board of Directors approved, and is proposing for stockholder approval, the adoption of the Employee Stock Purchase Plan. The purpose of the Employee Stock Purchase Plan is to provide employees of the Company and its "Subsidiaries" (a corporation the voting power of which is at least 50% owned by the Company, directly or indirectly, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary) the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase its stock.

     The Board of Directors believes that equity interests are a significant factor in the Company's ability to attract, retain and motivate employees that are critical to the Company's long-term success and that the adoption of the Employee Stock Purchase Plan will further the goal of providing employees with incentives to serve the Company.

     On April 1, 1998, the closing price per share of the Company's Common Stock, as reported in a summary of composite transactions in The Wall Street Journal for stocks listed on Nasdaq National Market, was $37.625.

Employee Stock Purchase Plan

     The following is a summary of the Employee Stock Purchase Plan and is subject to and qualified in its entirety by reference to the complete text of the Employee Stock Purchase Plan, a copy of which is set forth in Exhibit A to this Proxy Statement.

     Overview. The total amount of Common Stock with respect to which the right to purchase Common Stock may be granted under the Employee Stock Purchase Plan will not exceed in the aggregate 250,000 shares. If an option granted under the Employee Stock Purchase Plan expires or is surrendered or cancelled, the shares allocable to the option will again be available under the plan. Options under the Employee Stock Purchase Plan will be granted in a series of offerings of Common Stock (each an "Offering"), the first of which will be on September 1, 1998 (such date and each September 1 thereafter is referred to as an "Offering Date") until all of the shares of Common Stock available under the Employee Stock Purchase Plan have been exhausted, or until the Employee Stock Purchase Plan has been terminated by the Board of Directors or has terminated by its terms. On August 31, 1999 (such date and each August 31 thereafter is referred to as an "Exercise Date") the option will be exercised and payroll deductions accumulated during the Offering will be used to pay the "Option Price." Each participant will purchase the number of whole shares of Common Stock equal to the accumulated payroll deductions credited to his or her account during the Offering divided by the Option Price. (If insufficient shares are available, a pro rata allocation of remaining shares will be made.) The "Option Price" of shares of Common Stock will be the lesser of: (i) 85% of the fair market value of the shares on the Offering Date or (ii) 85% of the fair market value of the shares on the Exercise Date. Fair market value will generally be the mean between the highest and lowest sale price of the stock on the date in question. In no event will a participant be granted an option to acquire more than the number of whole shares of Common Stock equal to $25,000 divided by the fair market value of the shares as of the Offering Date.

     Eligibility and Participation. Any employee of the Company or any Subsidiary who is customarily employed for more than twenty hours per week and more than five months in a calendar year by the Company or any Subsidiary may become a participant in any future Offering under the Employee Stock Purchase Plan by completing an authorization for after-tax payroll deductions in connection with the Offering prior to the Offering Date. A participant may authorize payroll deductions of from one to fifteen percent of his or her compensation on each pay day. A participant can decrease his or her rate of deductions and can withdraw entirely from an Offering, but he or she can never increase the rate of payroll deductions once an Offering begins.

     The following employees are ineligible to participate: (i) any employee who is a member of a collective bargaining unit that has elected not to participate in the Employee Stock Purchase Plan and (ii) any employee who owns, directly or indirectly, as of an Offering Date five percent or more of the Company or of any Subsidiary. In addition, no employee will be granted an option that would cause him or her to own (or be considered to own) or hold outstanding options to purchase five percent or more of the total combined voting power or value of all classes of capital stock of the Company or any Subsidiary or that permits his or her right to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 for any calendar year.

     Administration. The Employee Stock Purchase Plan, which is effective April 1, 1998, may be administered by the Board of Directors or, in its discretion, by a committee composed of at least two individuals who may be members of the Board of Directors or employees of the Company. The Board of Directors has determined that if the Employee Stock Purchase Plan is approved by the stockholders, it will initially be administered by the Option Plan Subcommittee. The Option Plan Subcommittee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Employee Stock Purchase Plan and to decide all questions of interpretation and application of such rules and regulations, which decision is final and binding. The Option Plan Subcommittee has the authority to change the Offering Date and the Exercise Date, as well as the authority to increase the number of Offerings each year.

     Withdrawal. A participant may, at such time prior to the Exercise Date and in such manner as the Option Plan Subcommittee may prescribe, withdraw from an Offering and receive payment of an amount in cash equal to the accumulated payroll deductions credited to the participant's account under the Employee Stock Purchase Plan. In no event will a participant receive interest with respect to his or her payroll deductions, whether used to purchase Common Stock or returned in cash.

     Termination of Employment. Options shall not be transferable by a participant and no amount credited to a participant's account may be assigned, transferred, pledged or otherwise disposed of in any way by a participant. Upon termination of a participant's employment with the Company or a Subsidiary for any reason other than death, an amount in cash equal to the accumulated payroll deductions then credited to the participant's account under the Employee Stock Purchase Plan will be paid to the participant. In the event that a participant dies prior to the Exercise Date, the executor, the administrator or a personal representative of the estate may request that the balance of the participant's account be used to exercise the option granted prior to the participant's death. Any such election shall be made not later than the Exercise Date.

     Restrictions on Transfer. A participant may not sell, assign, pledge, encumber or otherwise transfer Common Stock acquired pursuant to the exercise of an option until after the first anniversary of the Exercise Date on which the shares were purchased. The Option Plan Subcommittee, however, may in its discretion extend, shorten or eliminate entirely this restriction. The stock certificate or certificates evidencing shares of Common Stock issued pursuant to the exercise of an option will bear a legend setting forth any restriction.

     Forfeiture for Dishonesty. If the Board of Directors determines that a participant has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment that has damaged the Company or a Subsidiary or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary, (a) the individual's participation in an Offering will terminate and he or she will forfeit his or her right to receive any Common Stock pursuant to an Offering that has not yet been delivered and (b) the Company will have the right to repurchase all or any part of the shares of Common Stock acquired by the participant upon the earlier exercise of any option, at a price equal to the amount paid to the Company upon exercise, together with interest.

     Change in Capital Structure. In the event that there is a change in the capital structure of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment will be made by the Option Plan Subcommittee in the number and kind of shares or other securities covered by outstanding options and for which options may be granted under the Employee Stock Purchase Plan, and in the Option Price. If while unexercised options remain outstanding under the Employee Stock Purchase Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, or upon a Change of Control (as defined below), then the Option Plan Subcommittee, in its discretion, shall provide that either: (i) after the effective date of the merger, consolidation, liquidation, sale or Change of Control, each participant is entitled, upon exercise of an option, to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he or she would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or Change of Control if he or she had been the holder of record of the number of shares of Common Stock as to which the option is being exercised; or (ii) all outstanding options shall be exercised as of the day preceding the merger, consolidation, liquidation, sale or Change of Control, which day shall be the Exercise Date for the Offering, except that each participant shall be notified of his or her right to withdraw from the Offering and receive a refund of payroll deductions then credited to his or her account.

     A "Change of Control" shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by the Company becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the Company's outstanding Common Stock, and within the period of 24 consecutive months immediately thereafter, individuals other than (i) individuals who at the beginning of such period constitute the entire Board of Directors, or (ii) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board of Directors.

     Amendment or Termination of Employee Stock Purchase Plan. The Board of Directors may at any time terminate or amend, modify or suspend the Employee Stock Purchase Plan, provided that without stockholder approval there shall be no: (i) material increase in the benefits accruing to participants under the Employee Stock Purchase Plan or "modifications" within the meaning of Section 424 of the Code if the increase in benefits or modifications would adversely affect the availability of the provisions of Section 16(b) of the Exchange Act or the qualification of the Employee Stock Purchase Plan as an employee stock purchase plan under Section 423 of the Code; (ii) change in the number of shares of Common Stock that may be issued under the Employee Stock Purchase Plan, except in the event of a change in capital structure of the Company;
(iii) change in the class of person eligible to participate in the Employee Stock Purchase Plan; or (iv) other change in the Employee Stock Purchase Plan that requires stockholder approval under applicable law. No amendment will adversely affect outstanding options without the consent of the optionee and the termination of the Employee Stock Purchase Plan will not terminate options then outstanding, without the consent of the participant. Notwithstanding the preceding sentence, the Board of Directors shall have the power to make any changes to the Employee Stock Purchase Plan that may, in the opinion of counsel for the Company, be necessary or appropriate from time to time to enable it and any option granted thereunder to qualify as an employee stock purchase plan under Section 423 of the Code so as to receive preferential federal income tax treatment. In the event the Company is no longer publicly held, at its option, the Company may terminate the Employee Stock Purchase Plan and upon the termination, outstanding options shall be cancelled and each participant shall receive in cash an amount equal to the accumulated payroll deductions credited to the participant's account immediately prior to termination. Unless the Employee Stock Purchase Plan is terminated earlier, it will terminate on August 31, 2003.

     The following description of the federal income tax consequences of the Employee Stock Purchase Plan is general and does not purport to be complete. In addition, the description does not discuss the tax consequences arising as a result of the participant's death or of the tax consequences of the Employee Stock Purchase Plan under the laws of any state or foreign country in which the participant may reside.

     Federal Income Tax Consequences of the Employee Stock Purchase Plan. The Employee Stock Purchase Plan is intended to constitute an employee stock purchase plan under Section 423 of the Code. As presently in effect, under
Section 423 of the Code, a participant will not realize income as a result of either the grant of an option to acquire Common Stock as of an Offering Date or the acquisition of Common Stock by exercise of the option as of the Exercise Date. If the participant does not dispose of the Common Stock before the earlier of two years after the Offering Date or one year after the Exercise Date, then upon the subsequent sale of the Common Stock, he or she will have ordinary compensation income of the lesser of 15% of the fair market value of the Common Stock as of the Offering Date or the excess, if any, of the selling price of the Common Stock over the Option Price. Any additional gain or loss will be treated as short-term or long-term capital gain or loss, depending on the holding period. The Company is not entitled to an income tax deduction with respect to the ordinary compensation income described above. If the participant disposes of the stock before the earlier of two years after the Offering Date or one year after the Exercise Date, then the excess, if any, of the fair market value of the Common Stock on the Exercise Date over the Option Price will be ordinary compensation income to the participant, and the Company will be entitled to a deduction with respect to that income. Any additional gain or loss will be treated as short-term or long-term capital gain or loss, depending on the holding period.

Required Vote

     The affirmative vote of holders of a majority of the shares cast at the Annual Meeting is required to approve the adoption of the Employee Stock Purchase Plan.

     The Board of Directors recommends that the stockholders vote FOR the proposal to adopt the Employee Stock Purchase Plan.


                                    ITEM 3
          AMENDMENT OF THE COMPANY'S STOCK INCENTIVE PLAN TO INCREASE
             THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

     By resolutions adopted as of March 23, 1998, the Board of Directors approved, and voted to recommend that the stockholders approve, an amendment to the Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the Stock Incentive Plan from 1,400,000 to 2,000,000.

     The Board of Directors believes that equity interests are a significant factor in the Company's ability to attract, retain and motivate key employees, Directors and consultants that are critical to the Company's long-term success and that an increase in the number of shares available for issuance under the Stock Incentive Plan is necessary in order to provide key employees, Directors and consultants of the Company with incentives to serve the Company. In approving the increase in the number of shares reserved for issuance under the Stock Incentive Plan, the Board of Directors considered the significant increase in the scale of the Company that occurred during 1997 and the corresponding growth in the number of the Company's employees. The Board of Directors also considered the total number of shares of Common Stock that would be outstanding after the Company's recent equity offering, which is approximately 19,000,000 shares, or approximately 21,000,000 shares on a fully diluted basis including the 2,000,000 shares reserved for issuance under the Stock Incentive Plan.

     At the 1997 Annual Meeting, the Iron Mountain stockholders approved an increase in the number of shares of Common Stock authorized for issuance under the Stock Incentive Plan from 1,000,000 to 1,400,000. Some of the acquisitions completed by the Company since the 1997 Annual Meeting involved the issuance of Common Stock and options to acquire shares of Common Stock. During 1997, at the time of consummation of the acquisitions, the Company issued options to employees of acquired companies to purchase approximately 146,000 shares of Common Stock to replace options held by the acquired companies' employees to purchase such companies' common stock. Such options were accounted for as additional purchase price based on the fair value of the options at the dates of the acquisitions, using an option pricing model.

     In addition, as a result of the Company's acquisition of Arcus Group, the Company succeeded to two option plans of Arcus Group, pursuant to which options to purchase 589,957 shares of Common Stock are outstanding. These two plans, entitled the Iron Mountain/ATSI 1995 Stock Option Plan and the Iron Mountain/UAC 1995 Stock Option Plan (collectively, the "Arcus Plans"), amended and restated the former Arcus Plans. All options outstanding under the Arcus Plans at the time of the acquisition automatically became options to acquire Common Stock according to a stated formula with appropriate adjustment to the exercise prices, but retained the same vesting schedules. Approximately 50% of the options assumed by Iron Mountain as a result of the Arcus Group acquisition were held by individuals that were not employed by Iron Mountain after the acquisition. No further options are available for grant under the Arcus Plans. In approving the merger agreement pursuant to which Iron Mountain acquired Arcus Group, the Iron Mountain stockholders approved the Arcus Plans. The outstanding options under the Arcus Plans, which became options to acquire Common Stock, were accounted for as additional purchase price based on the fair value of the options at the date of the Arcus Group acquisition using an option pricing model.

     Also, as a result of the Company's acquisitions, it has hired a number of new employees who were formerly employees of acquired companies or who were hired to replace those employees or to perform functions directly resulting from the acquisitions, to whom the Company has made option grants pursuant to the Stock Incentive Plan as incentive compensation.

     More than 45% of the option grants pursuant to the Stock Incentive Plan since the 1997 Annual Meeting resulted from the Company's acquisitions, either directly or indirectly, as discussed above. Because the acquisition-related option grants under the Stock Incentive Plan utilized the options available under the Stock Incentive Plan at a faster rate than anticipated prior to the time of the 1997 Annual Meeting and because of the overall increase in the size of the Company and the number of employees, the stockholders of the Company are being asked to approve the increase at the Annual Meeting.

     As of April 1, 1998, options for an aggregate of 1,119,588 shares of Common Stock had been granted and were outstanding under the Stock Incentive Plan at exercise prices ranging from $1.12 to $36.50 per share and 138,439 shares were available for grants of options and Other Rights (as defined below) under the Stock Incentive Plan. In addition, options to acquire 472,315 shares of Common Stock were outstanding under the Arcus Plans, and no shares were available for grants of options thereunder. If the amendment is approved, 738,439 shares of Common Stock will be available for grants of options and Other Rights under the Stock Incentive Plan. On April 1, 1998, the closing price per share of the Company's Common Stock, as reported in a summary of composite transactions in The Wall Street Journal for stocks listed on Nasdaq National Market, was $37.625.

Stock Option Information

     The following is a summary of the Stock Incentive Plan and is subject to and qualified in its entirety by reference to the complete text of the Stock Incentive Plan, as amended.

     Purpose, Participants, Effective Date and Duration. The purpose of the Stock Incentive Plan is to encourage key employees, Directors and consultants of the Company and its Subsidiaries who render services of special importance to, and who have contributed or may be expected to contribute materially to the success of, the Company or a Subsidiary to continue their association with the Company and its Subsidiaries by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of shares ("Restricted Stock"), options, SARs and other rights to compensation in amounts determined by the value of the Common Stock. Restricted Stock, SARs and other rights are referred to collectively as "Other Rights." The Stock Incentive Plan will terminate on November 26, 2005, unless earlier terminated by the Board of Directors, and awards made prior to termination will not be affected by the termination.

     Shares Subject to the Stock Incentive Plan. The total number of shares of Common Stock that may be subject to options and Other Rights under the Stock Incentive Plan (the "Reserved Shares") may not exceed 1,400,000. However, if approved by the stockholders, the number of Reserved Shares will be increased to 2,000,000. In the event of any change in the number or kind of Common Stock outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments to the Reserved Shares and the number of shares subject to outstanding grants or awards, in the exercise price per share of outstanding options and in the kind of shares that may be distributed under the Stock Incentive Plan will be made. The total amount of Reserved Shares that may be granted to any single employee under the Stock Incentive Plan may not exceed in the aggregate 250,000. However, if approved by the stockholders, the number of Reserved Shares that may be granted to any single employee will be increased to 350,000. To the extent that an award under the Stock Incentive Plan lapses or is forfeited, any shares subject to such award will again become available for grant under the terms of the Stock Incentive Plan.

     Administration. The Stock Incentive Plan may be administered by the Board of Directors or, at the Board of Director's discretion, by the Option Plan Subcommittee. Currently, the Option Plan Subcommittee, which is a subcommittee of the Compensation Committee of the Board of Directors, administers the Stock Incentive Plan. Each member of the Option Plan Subcommittee must (i) so long as
Section 16 of the Exchange Act is applicable to the Company, be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act and (ii) so long as Section 162(m) of the Code is applicable to the Company, be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder.

     Subject to the terms of the Stock Incentive Plan, the Option Plan Subcommittee has authority to: (i) select the persons to whom options and Other Rights shall be granted; (ii) determine the number or value and the terms and conditions of options or Other Rights granted to each such person, including the price per share to be paid upon exercise of any option, the period within which each such option or Other Right may be exercised and the manner of exercise; and (iii) interpret the Stock Incentive Plan and prescribe rules and regulations for the administration thereof.

     Stock Options. The Option Plan Subcommittee may grant awards to participants in the form of options. With regard to each option, the Option Plan Subcommittee determines whether the option is intended to be an incentive stock option (an "ISO") within the meaning of Section 422 of the Code or a non-qualified stock option (an "NSO"). In the case of an ISO, the exercise price may not be less than the "fair market value" of the Reserved Shares on the date the option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the price at which Common Stock may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Common Stock on the date the ISO is granted.

     An ISO cannot be exercisable after the expiration of ten years after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant.

     The option exercise price may be paid in cash, in shares of Common Stock owned by the optionee, by delivery of a recourse promissory note secured by the Common Stock acquired upon exercise of the option or by means of a "cashless exercise" procedure in which a broker transmits to the Company the exercise price in cash, either as a margin loan or against the optionee's notice of exercise and confirmation by the Company that it will issue and deliver to the broker stock certificates for that number of Reserved Shares having an aggregate fair market value equal to the exercise price or agrees to pay the option price to the Company in cash upon its receipt of stock certificates. In its discretion, the Option Plan Subcommittee may grant a new option to purchase the number of shares of Common Stock delivered to the Company in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations resulting from the exercise of any option.

     Stock Appreciation Rights. The Option Plan Subcommittee may grant SARs to participants as to such number of Reserved Shares and on such terms and conditions as it may determine. SARs may be granted separately or in connection with ISOs or NSOs. Upon exercise of an SAR, the holder is entitled to receive payment equal to the excess of the fair market value, on the date of exercise, of the number of Reserved Shares for which the SAR is exercised, over the exercise price for such Reserved Shares under a related option, or if there is no related option, over an amount per share stated in the written agreement setting forth the terms and conditions of the SAR. Payment may be made in cash or other property, including Common Stock, in accordance with the provisions of an SAR agreement. Upon the exercise of an SAR related to an option, the option terminates as to the number of Reserved Shares for which the SAR is exercised.

     Restricted Stock. The Option Plan Subcommittee may grant to participants a number of shares of Restricted Stock determined in its discretion, subject to terms and conditions so determined by it, including conditions that may require the holder to forfeit the Common Stock in the event that the holder ceases to provide services to the Company or a Subsidiary before a stated time. Unlike holders of options and SARs, a holder of Restricted Stock has the rights of a stockholder of the Company to vote and to receive payment of dividends on the Restricted Stock, unless the Option Plan Subcommittee specifies to the contrary in the restricted stock agreement setting forth the terms on which the Restricted Stock is granted.

     Special Bonus Awards. The Company may grant in connection with any NSO or grant of Restricted Stock a special cash bonus in an amount not to exceed the lesser of: (i) the combined federal, state and local income tax liability incurred by the optionee as a consequence of the acquisition of stock pursuant to the exercise of the NSO or the grant or vesting of the Restricted Stock, and the related special bonus; or (ii) 30% of the imputed income realized by the optionee on account of such exercise or vesting, and the related special bonus. A grant may also provide that the Company will lend an optionee an amount not more than the amount described in the preceding sentence, less the amount of any special cash bonus.

     Forfeiture for Dishonesty. If the Board of Directors determines that a participant has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment that has damaged the Company or has disclosed trade secrets or other proprietary information of the Company (a) the participant shall forfeit all unexercised options and all exercised options under which the Company has not yet delivered certificates and (b) the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the participant upon the earlier exercise of any option, at a price equal to the amount paid to the Company upon exercise, together with interest as determined pursuant to the terms of the Stock Incentive Plan.

     Noncompetition Restrictions. Every participant is required to enter into a noncompetition agreement with the Company. The noncompetition agreement provides generally that, for a period of two years following termination of employment with the Company, an employee cannot work in the records management industry at a competitor located within 50 miles of the Iron Mountain facility where the employee worked. All option agreements currently provide that options may not be exercised if at the time of exercise the optionee is in violation of the noncompetition agreement (the Option Plan Subcommittee may, in its discretion and without stockholder approval, waive this restriction or elect not to include it in future option agreements). The Option Plan Subcommittee may also, and presently does, provide in any stock option agreement that if an optionee accepts employment with a competitor within two years after the date of exercise of all or any portion of an option, the participant shall pay to the Company an amount equal to the excess of the fair market value of the shares as to which the option was exercised on that date, over the price paid for such shares. The Option Plan Subcommittee may, in its discretion and without stockholder approval, release the participant from this repayment requirement if the Option Plan Subcommittee determines that the participant's acceptance of employment with a competitor is not adverse to the interests of the Company.

     The following description of the federal income tax consequences of options and Other Rights is general and does not purport to be complete. In addition, the description does not discuss the tax consequences arising as a result of a participant's death or of the tax consequences of options and Other Rights under the laws of any state or foreign country in which the participant may reside.

     Tax Treatment of Options. A participant realizes no taxable income when an NSO is granted. Instead, the difference between the fair market value of the Common Stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the stock is not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. A participant may elect to be taxed on the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the Common Stock is taxed as capital gain. The Company receives no tax deduction on the grant of a NSO, but is entitled to a tax deduction when the participant recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the optionee.

     Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock acquired over the exercise price. If the shares of Common Stock are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on subsequent sale of the stock will be taxed as long-term capital gain. If the stock is disposed of within a shorter period of time, the participant will be taxed as if the participant had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the ISO and its fair market value on its date of grant. The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the participant recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the participant's recognition of income.

     Tax Treatment of SARs. A recipient incurs no imputed income upon the grant of an SAR, but upon its exercise realizes ordinary compensation income in an amount equal to the cash or cash equivalent that he received at that time. If the recipient receives shares of Common Stock upon exercise of the SAR, the recipient incurs imputed income measured by the difference between the base amount set forth in the SAR agreement and the fair market value of the Common Stock at the exercise date (or, if at the exercise date the stock is subject to a substantial risk of forfeiture, at the date or dates on which the risk expires).

     Tax Treatment of Restricted Stock. A person who receives a grant of Restricted Stock generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. (If the grant is made without any restrictions, the participant will immediately recognize ordinary compensation income.) The amount of imputed income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid by the holder for the Restricted Stock. Alternatively, a recipient of Restricted Stock may elect to be taxed on the excess of the fair market value of the Restricted Stock at the time of grant over the amount (if any) paid by the recipient for the Restricted Stock, notwithstanding the restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the recipient of the Restricted Stock.

     Parachute Payments. Under certain circumstances, an accelerated vesting or the cash out of options or Other Rights in connection with a Change of Control (as defined above in "Adoption of the Employee Stock Purchase Plan--Change in Capital Structure") of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a participant may be subject to a 20% excise tax and the Company may be denied an income tax deduction.

     Effect of Certain Corporate Transactions. If the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation) while unexercised options or SARs remain outstanding under the Stock Incentive Plan, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, or upon a Change of Control (any of these events is hereafter referred to as a "Transaction"), then, except as otherwise specifically provided to the contrary in any applicable agreement, the Option Plan Subcommittee, in its discretion, may amend the terms of all outstanding options and SARs so that either: (i) the participants shall be given an opportunity to exercise all outstanding options and SARs according to their terms during the period of 20 days ending on the day preceding the effective date of the Transaction, and any options and SARs that are still outstanding and unexercised as of the effective date of the Transaction shall be cancelled; (ii) after the effective date of the Transaction, each participant shall be entitled, upon exercise of an option or SAR, to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which such person would have been entitled pursuant to the terms of the Transaction as the holder of record of the number of shares of Common Stock as to which the option or SAR is being exercised, or shall be entitled to receive from the successor entity a new stock option or stock appreciation right of comparable value; or (iii) all outstanding options and SARs shall be cancelled as of the effective date of the Transaction and the participant shall receive cash or other consideration with a value equal to the value of the shares the optionee would have received had the option then been exercised (to the extent exercisable). If the Option Plan Subcommittee adopts the course of action described in clause (i) of the preceding sentence, it may, in its sole discretion, accelerate the vesting of an option or SAR that is not immediately exercisable. Upon the occurrence of a "Limited Change of Control", as defined in "Executive Compensation--Change of Control Arrangement" above, the vesting of options and SARs will automatically accelerate and the options and SARs will fully convert. Each holder of options and SARs will be entitled to receive upon exercise of his or her options and SARs the number and class of shares of stock or other securities and any other consideration of the surviving or resulting corporation that the optionee would have been entitled to receive pursuant to the merger or consolidation had the optionee held the shares of Common Stock subject to the option or SAR.

     Amendments to Stock Incentive Plan. The Board of Directors may modify, revise or terminate the Stock Incentive Plan at any time and from time to time, except that approval of the stockholders of the Company is required with respect to any amendment that changes the aggregate number of Reserved Shares that may be issued under options or granted pursuant to the Stock Incentive Plan, changes the class of employees or other persons eligible to receive options or Other Rights, reduces the exercise price of any ISO, extends the latest date on which an ISO can be exercised, increases materially the benefits accruing to any person under the Stock Incentive Plan, or makes any other change that requires stockholder approval under applicable law.


Required Vote

     The affirmative vote of holders of a majority of the shares cast at the Annual Meeting is required to approve the amendment of the Stock Incentive Plan to increase the number of shares of Common Stock issuable thereunder from 1,400,000 to 2,000,000.

     The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Stock Incentive Plan.

                                    ITEM 4
          AMENDMENT OF THE COMPANY'S STOCK INCENTIVE PLAN TO INCREASE
          THE TOTAL NUMBER OF SHARES OF COMMON STOCK WITH RESPECT TO WHICH OPTIONS AND OTHER RIGHTS MAY BE GRANTED TO ANY SINGLE EMPLOYEE


     By resolutions adopted as of March 23, 1998, the Board of Directors approved, and voted to recommend that the stockholders approve, an amendment to
Section 3 of the Company's Stock Incentive Plan to increase the number of shares with respect to which options and Other Rights may be granted thereunder to any single employee from 250,000 to 350,000.

     The Board of Directors believes that equity interests are a significant factor in the Company's ability to attract, retain and motivate key employees, Directors and consultants that are critical to the Company's long-term success and that an increase in the number of shares with respect to which options and Other Rights may be granted under the Stock Incentive Plan to any single employee is necessary in order to provide key employees, Directors and consultants of the Company with continuing incentives to serve the Company. There are currently no employees who hold options and Other Rights covering shares in excess of 250,000; however, certain employees may reach that level if the Company grants options and Other Rights at rates consistent with past practice.

     The employee limit of 250,000 shares was enacted in part to satisfy the requirements of Section 162(m) of the Code, which limits the amount of the Company's deduction for compensation paid to the Chief Executive Officer and certain other executive officers to $1,000,000 per person. One exception to the limit provides that income recognized on the exercise of an option will generally be fully deductible, and will not be added to other compensation income in applying the $1,000,000 limit, if the grant is made by a committee of outside directors, the plan pursuant to which the option is granted states the maximum number of shares with respect to which options may be granted, and the exercise price of the option is the fair market value of the stock at the time the option is granted. Increasing the employee limit from 250,000 to 350,000 will also ensure that the compensation deduction limitation of Section 162(m) of the Code will not prevent the Company from taking an otherwise allowable deduction for income recognized on the exercise of an option.


Required Vote

     The affirmative vote of holders of a majority of the shares cast at the Annual Meeting is required to approve the amendment of the Stock Incentive Plan to increase the number of shares with respect to which options and Other Rights may be granted thereunder to any single employee from 250,000 to 350,000.

     The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Stock Incentive Plan.


                                    ITEM 5
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to ratification by the stockholders, the Board of Directors has selected the firm of Arthur Andersen LLP as the Company's independent public accountants for the current year. Arthur Andersen LLP has served as the Company's independent public accountants since 1988.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     If the stockholders do not ratify the selection of Arthur Andersen LLP as the Company's independent public accountants, the selection of accountants will be reconsidered by the Board of Directors.

Required Vote

     The affirmative vote of holders of a majority of the shares cast at the Annual Meeting is required to ratify the selection of Arthur Andersen LLP to serve as the Company's independent public accountants for the current fiscal year.

     The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Arthur Andersen LLP.


                            ADDITIONAL INFORMATION

Other Matters

     The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, Directors and ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 1997, its officers, Directors and ten percent stockholders complied with all Section 16(a) filing requirements applicable to such persons, except that: B. Thomas Golisano, a Class A Director of the Company, filed a statement of changes in beneficial ownership on Form 4 pertaining to several gift transactions late; Arthur D. Little, a Class B Director of the Company, filed a statement of changes in beneficial ownership on Form 4 pertaining to a transaction by a trust whose shares he disclaims beneficial ownership late and John F. Kenny, Jr., Harold E. Ebbighausen and Christopher Neefus, each an officer of the Company, filed their initial statements of beneficial ownership of securities on Form 3 late.

Proposals of Stockholders

     The Company expects to hold its 1999 Annual Meeting on May 27, 1999. A stockholder who intends to present a proposal at the 1999 Annual Meeting of Stockholders for inclusion in the Company's 1999 proxy statement and proxy card relating to that meeting must submit the proposal by January 27, 1999. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the SEC, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

                                          By Order of the Board of Directors



                                          JAS. MURRAY HOWE, Secretary


April 23, 1998

                                                                      EXHIBIT A

                          IRON MOUNTAIN INCORPORATED
                       1998 EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE

     The purpose of this 1998 Employee Stock Purchase Plan (the "Plan") is to provide employees of Iron Mountain Incorporated (the "Company") and its Subsidiaries the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase its stock. This Plan is intended to qualify as an employee stock purchase plan within the meaning of
Section 423 of the Code.

     2. DEFINITIONS

     (a) "Compensation" shall mean the amount reported (or to be reported) in Box 1 of Form W-2, or its equivalent, increased by any salary reduction elected pursuant to Sections 402(g) or 125 of the Code.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall have the meaning set forth in Section 3.

     (e) "Common Stock" shall mean the shares of the Company's common stock, $0.01 par value per share.

     (f) "Employee" shall mean any individual who is customarily employed for more than twenty hours per week and more than five months in a calendar year by the Company or any Subsidiary. The term Employee shall not include: (i) any individual who is not a common law employee of the Company or a Subsidiary; (ii) any Employee who owns, directly or indirectly, as of the Offering Date five percent or more of the Company or a Subsidiary; and (iii) any Employee who is a member of a collective bargaining unit with which the Company or a Subsidiary has bargained in good faith with respect to participation in the Plan and as a result of such bargaining the labor organization made an affirmative decision not to participate in the Plan.

     (g) "Exercise Date" shall, unless changed by the Committee, mean August 31, 1999 and each August 31 thereafter while the Plan remains in effect; provided, however, that if August 31 is not a business day, the Exercise Date shall be the business day immediately preceding August 31.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq National Market, the fair market value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, the fair market value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq National Market, then the fair market value shall be the mean between the lowest and highest reported sale prices (or the lowest reported bid price and the highest reported asked price) of the Common Stock on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq National Market, as the case may be, then the reported closing sale price (or the reported closing asked price) of the Common Stock on such prior date on the principal exchange or the Nasdaq National Market, as the case may be, shall be determinative of fair market value.

     (j) "Insider" shall mean a person subject to Section 16 of the Exchange
Act.

     (k) "Offering" shall mean any offering of Common Stock in accordance with
Section 7.

     (l) "Offering Date" shall, unless changed by the Committee, mean September 1, 1998 and each September 1 thereafter while the Plan remains in effect; provided, however, that if September 1 is not a business day, the Offering Date shall be the business day immediately preceding September 1.

     (m) "Option" shall mean the right of a Participant to purchase Common Stock pursuant to an Offering.

     (n) "Option Price" shall have the meaning set forth in Section 8.

     (o) "Optionee" shall mean any individual who has been granted an Option that remains outstanding under the terms of any Offering or who owns Common Stock as a result of an Offering.

     (p) "Participant" shall mean an Employee who has in effect a payroll deduction authorization in accordance with Section 6.

     (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (r) "Subsidiary" shall mean a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.


     3. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board or, in the discretion of the Board, a committee composed of at least two individuals who may be members of the Board or employees of the Company or a Subsidiary (the "Committee"). In the event that a vacancy on the Committee occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan. All references in the Plan to the "Committee" shall be understood to refer to the Committee or the Board, whoever shall administer the Plan.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of Options granted thereunder shall be subject to the determination of the Committee, which shall be final and binding.

     The Committee shall have the authority, without the need for further approval, to establish a different Offering Date and/or Exercise Date, to modify the amount of time between an Offering Date and an Exercise Date and to increase the number of Offerings in a year.

     With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Com-mittee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

     4. OPTION SHARES

     The total amount of Common Stock with respect to which Options may be granted under the Plan shall not exceed in the aggregate 250,000 shares from either authorized but unissued shares or treasury shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with Section 16. If any outstanding Option expires for any reason, or terminates by reason of the severance of employment of the Participant or any other cause, or is surrendered, the shares of Common Stock allocable to the unexercised portion of the Option may again be made subject to an Option under the Plan.

     5. ELIGIBILITY

     An Employee shall be eligible to become a Participant in the Plan on any Offering Date on which he is employed by the Company or a Subsidiary; provided, however, that no Employee shall be granted an Option:

        (i) if immediately after the grant the aggregate amount of stock that he would own, or would be considered to own under Section 424(d) of the Code, or would hold outstanding options to purchase, would represent five percent or more of the total combined voting power or value of all classes of capital stock of the Company or of any Subsidiary; or

        (ii) that permits his right to purchase shares under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 for any calendar year, determined by reference to the Fair Market Value of the shares at the time the Option is granted.

     6. PARTICIPATION

     (a) An Employee may become a Participant in any future Offering by completing an authorization for payroll deductions in connection with the Offering at such time (prior to the Offering Date) and in such manner as the Committee may prescribe. Payroll deductions pursuant to an authorization shall commence with the payroll period in which the Offering Date occurs and shall end with the last payroll completed prior to the Exercise Date for the Offering to which the authorization applies, unless the authorization is sooner terminated by the Participant as provided in Section 10. The Committee may provide that in the case of the first Offering, payroll deductions shall commence with the first payroll period ending after the initial Offering Date. All payroll deductions shall be made on an after-tax basis.

     (b) A Participant shall elect in his authorization for payroll deduction to have deductions made from his Compensation on each payday in an amount equal to a whole percentage of from one to fifteen percent of his Compensation. All payroll deductions made for a Participant shall be credited to a bookkeeping account maintained for him under the Plan. In no event shall interest be paid to a Participant with respect to payroll deductions credited to his account, whether such deductions are used in connection with the exercise of an Option or are returned to the Participant or his estate in cash.

     (c) Except as may be required by law, a Participant may not make any payments to his account other than by his authorization for payroll deduction. A Participant may elect to decrease his payroll deduction rate at such time and in such manner as the Committee may prescribe. In no event shall a Participant increase the amount of his payroll deductions during an Offering. A Participant may discontinue his participation in the Offering as provided in Section 10.

     7. GRANT OF OPTIONS

     (a) Options under the Plan shall be granted in a series of Offerings, the first of which shall begin on September 1, 1998. Successive Offerings shall begin on each Offering Date thereafter until all of the shares of Common Stock available under the Plan are exhausted or until the Plan is terminated pursuant to Section 19 or Section 20. Participation by an Employee in any Offering shall neither limit nor require his participation in any other Offering.

     (b) Each Participant in an Offering shall be granted, as of the applicable Offering Date, an Option to purchase that number of whole shares of Common Stock that the accumulated payroll deductions credited to his account during the Offering is able to purchase at the Option Price.

     (c) If the total number of shares for which Options are to be granted as of any Offering Date exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the available shares in a manner as nearly uniform as practicable, and as it shall determine to be equitable. In that event, the payroll deductions made or to be made pursuant to authorizations for that Offering shall be reduced accordingly, and the Committee shall give written notice of such reduction to each affected Participant.

     (d) In no event shall a Participant be granted an Option in any Offering to acquire more than that number of whole shares of Common Stock equal to $25,000 divided by the Fair Market Value of the shares as of the Offering Date; provided, however, that such limit shall be subject to adjustment in accordance with Section 16.

     8. OPTION PRICE

     The Option Price of shares of Common Stock for any Offering shall be the lesser of: (a) eighty-five percent of the Fair Market Value of the shares on the Offering Date; or (b) eighty-five percent of the Fair Market Value of the shares on the Exercise Date.

     9. EXERCISE OF OPTIONS

     (a) A Participant's Option for an Offering will be exercised automatically as of the Exercise Date for the Offering to purchase that number of whole shares of Common Stock equal to the accumulated payroll deductions credited to his account as of the Exercise Date divided by the Option Price.

     (b) A Participant may elect prior to the Exercise Date at such time and in such manner as the Committee may prescribe to receive in cash an amount equal to the accumulated payroll deductions in his account on the Exercise Date, rather than exercising his Option.

     (c) As promptly as practicable after each Exercise Date the Company shall deliver to each Participant in the Offering, in accordance with his election, either (a) the shares purchased upon the exercise of his Option, together with a cash payment equal to the balance of any payroll deductions credited to his account during the Offering that were not used for the purchase of shares, other than amounts representing fractional shares, or (b) a cash payment equal to the total of the payroll deductions credited to his account during the Offering. Amounts representing fractional shares will, at the discretion of the Committee, either be carried forward for use in the next Offering if the Participant will participate in that Offering or paid to the Participant in cash.

     (d) The shares purchased upon exercise of an Option shall be deemed to be transferred to the Participant on the Exercise Date.

     10. WITHDRAWAL FROM OFFERING

     A Participant may at any time prior to the Exercise Date at such time and in such manner as the Committee may prescribe withdraw from an Offering and request payment to him of an amount in cash equal to the accumulated payroll deductions credited to his account under the Plan. Such amount will be paid to the Participant as promptly as practicable after receipt of his request to withdraw, and no further payroll deductions will be made from his Compensation with respect to the Offering then in progress and any outstanding Option shall be cancelled. A Participant's withdrawal from an Offering will have no effect upon his eligibility to participate in any subsequent Offering or in any employee stock purchase plan (within the meaning of Section 423 of the Code) that may hereafter be adopted by the Company or a Subsidiary.

     11. EXPIRATION OF OPTIONS ON TERMINATION OF EMPLOYMENT

     Options shall not be transferable by a Participant and no amount credited to a Participant's account may be assigned, transferred, pledged or otherwise disposed of in any way by a Participant. An Option shall expire unexercised immediately if a Participant ceases to satisfy the definition of the term Employee for any reason other than his death and the amount of the accumulated payroll deductions then credited to his account under the Plan will be paid to him in cash. Upon termination of the Participant's employment with the Company or a Subsidiary for any reason other than death, an amount in cash equal to the accumulated payroll deductions then credited to his account under the Plan will be paid to him. In the case of a Participant's death, the provisions of Section 17 shall control.

     An authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company or Subsidiary and the Participant for purposes of this Section 11, provided that either (a) the absence is for a period of no more than ninety days or (b) the Employee's right to be re-employed after the absence is guaranteed either by statute or by contract.

     12. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Common Stock under the Plan if the issuance of such shares would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act, upon the exercise of any Option the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of shares pursuant to an Option to comply with any laws or regulations of any governmental authority including, without limitation, the Securities Act or applicable state securities laws.

     13. RESTRICTIONS ON TRANSFER

     A Participant may not sell, assign, pledge, encumber or otherwise transfer Common Stock acquired pursuant to the exercise of an Option until the second day following the first anniversary of the Exercise Date on which the shares were purchased; provided, however, that the Committee may, in its discretion, lengthen, shorten or eliminate entirely this restriction. The stock certificate or certificates evidencing shares of Common Stock issued pursuant to the exercise of an Option shall bear a legend setting forth any restriction described in this Section.

     14. NO RIGHTS AS STOCKHOLDER

     No Participant shall have rights as a stockholder with respect to shares covered by his Option until the applicable Exercise Date and, except as otherwise provided in Section 16, no adjustment shall be made for dividends of which the record date precedes the applicable Exercise Date.

     15. FORFEITURE FOR DISHONESTY

     Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and the individual, that a Participant or an Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Company or a Subsidiary, which damaged the Company or Subsidiary, or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary, (a) such individual's participation in an Offering shall terminate and he shall forfeit his right to receive any Common Stock pursuant to an Offering that has not yet been delivered and (b) the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by an Optionee upon the earlier exercise of any Option, at a price equal to the amount paid to the Company upon such exercise, increased by an amount equal to the interest that would have accrued in the period between the date of exercise of the Option and the date of such repurchase upon a debt in the amount of the exercise price, at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates. The decision of the Board as to the cause of a Participant's or Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of a Participant or Optionee by the Company or a Subsidiary.

     16. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     (a) In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares or other securities, and in the Option Price, covered by outstanding Options, and for which Options may be granted under the Plan; provided, however, that no adjustment shall be made that would constitute a modification as defined in Section 424 of the Code. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Participants and Optionees.

     (b) If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Common Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above), and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     (c) Except as otherwise provided in the preceding paragraph, if while unexercised Options remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, or upon a Change of Control (as defined herein), then the Committee, in its discretion, shall provide that either:

        (i) after the effective date of such merger, consolidation, liquidation, sale or Change of Control, as the case may be, each Optionee shall be entitled, upon exercise of an Option to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or Change of Control if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised; or

        (ii) all outstanding Options shall be exercised as of the day preceding the effective date of any such merger, consolidation, liquidation, sale or Change of Control, which day shall be the Exercise Date for purposes of the Offering; provided, however, that each Optionee shall be notified of the right to withdraw from the Offering in accordance with the requirements of Section 10.

     (d) A "Change of Control" of the Company shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by the Company becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent or more of the Company's outstanding Common Stock, and within the period of twenty-four consecutive months immediately thereafter, individuals other than (a) individuals who at the beginning of such period constitute the entire Board of Directors or (b) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board of Directors.

     (e) Except as expressly provided to the contrary in this Section 16, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options.

     17. DISPOSITION OF ACCOUNT AT DEATH

     In the event that a Participant dies after the Exercise Date but before the delivery of the stock certificates, such certificates when issued together with any cash remaining in the Participant's account shall be transferred to the Participant's estate. In the event that a Participant dies prior to the Exercise Date, a payment shall be made to the Participant's estate of an amount in cash equal to the accumulated payroll deductions credited to the Participant's account under the Plan; provided, however, that the executor, administrator or personal representative of the estate of the Participant may by notice to the Committee in the form and manner prescribed by the Committee request that the balance of the Participant's account shall be used to exercise on the Exercise Date the outstanding Option granted prior to the Participant's death. Any such election by the executor, administrator or personal representative shall be made not later than the Exercise Date. The Company shall transfer such shares and any cash remaining in the Participant's account to the executor, administrator or personal representative of the estate of the Participant.

     18. MISCELLANEOUS

     (a) Accumulated payroll deductions and the proceeds from the sale of shares pursuant to the exercise of Options shall constitute general funds of the Company.

     (b) To the extent required by law, the Company or a Subsidiary shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an Optionee by reason of the exercise of an Option. An Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

     (c) All notices or other communications by a Participant or Optionee to the Company pursuant to the Plan shall be deemed to have been given when received in the form specified by the Company at the location or by the person designated by the Company for the receipt thereof.

     (d) Neither the Plan nor the grant of an Option pursuant to the Plan shall impose upon the Company or a Subsidiary any obligation to employ or continue to employ any Participant, and the right of the Company or a Subsidiary to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     (e) The title of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

     (f) The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law.

     19. AMENDMENT OR TERMINATION OF PLAN

     The Board may at any time terminate or from time to time amend, modify or suspend this Plan (or any part thereof); provided, however, that without the further approval of the holders of a majority of the outstanding shares of Common Stock, there shall be no: (a) material increase in the benefits accruing to Participants under the Plan or any "modifications," as that term is defined in Section 424 (or its successor) of the Code, if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan as an employee stock purchase plan within the meaning of Section 423 of the Code; (b) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 16; (c) change in the class of persons eligible to participate in the Plan; or (d) other change in the Plan that requires stockholder approval under applicable law. Notwithstanding the preceding sentence, the Board shall in all events have the power to make such changes in the Plan and the Committee shall in all events have the power to make such changes in the regulations and administrative provisions under the Plan or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable the Plan and any Option to qualify as an employee stock purchase plan as defined in Section 423 of the Code, so as to receive preferential federal income tax treatment. No amendment shall adversely affect outstanding Options without the consent of the Optionee and the termination of the Plan will not terminate Options then outstanding, without the consent of the Optionee.

     Notwithstanding the foregoing, at such time after the Company is not required to file periodic reports under the Exchange Act, at its option, the Company may terminate the Plan and upon the termination, outstanding Options shall be cancelled and each Participant shall receive in cash an amount equal to the accumulated payroll deductions credited to the Participant's account under the Plan immediately prior to termination.

     20. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective as of April 1, 1998, subject only to ratification by the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the shareholders of the Company within twelve months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on August 31, 2003 (or, if that date is not a business day, the business day immediately preceding August 31, 2003), and no Option shall be granted pursuant to the Plan after that date.

                                                                      1477-PS-98

                                  DETACH HERE


                                     PROXY

                           IRON MOUNTAIN INCORPORATED
                              745 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02111


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints C. RICHARD REESE, DAVID S. WENDELL AND JOHN
F. KENNY, JR., and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated on the reverse hereof, all the Common Stock, $.01 par value per share, of Iron Mountain Incorporated held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Stockholders to be held on May 28, 1998 at 9:30 a.m., local time, or any adjournment or postponement thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the Directors listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.


SEE REVERSE                                                          SEE REVERSE
   SIDE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

                                 IRON MOUNTAIN
                  America's Largest Records Management Company


                                                                 April 23, 1998
Dear Stockholder:

     It is a pleasure to invite you to the Company's 1998 Annual Meeting in Boston, Massachusetts on Thursday, May 28, 1998, at 9:30 a.m., local time, at the offices of Sullivan & Worcester LLP, 23rd Floor, One Post Office Square, Boston, Massachusetts.

     The Annual Report to Stockholders, Notice of Meeting, proxy statement and form of proxy are included herein. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     The vote of every stockholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

     Please sign, date and promptly mail your proxy. Your cooperation will be greatly appreciated.

     Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

                                                  Sincerely,

                                                  C. RICHARD REESE
                                                  Chairman of the Board and
                                                    Chief Executive Officer



                                   DETACH HERE


[X] Please mark
    votes as in
    this example.

                                                                                                              FOR   AGAINST  ABSTAIN
                                                               2. Proposal to approve the adoption of the     [ ]     [ ]      [ ]
                                                                  Iron Mountain Incorporated 1998 Employee
                                                                  Stock Purchase Plan.
1. Election of the following Directors:
   Nominees:  Eugene B. Doggett, Constantin R. Boden and       3. Proposal to approve an amendment to the     [ ]      [ ]       [ ]
              Clarke H. Bailey                                    Iron Mountain Incorporated 1995 Stock
                                                                  Incentive Plan to increase the number of
              FOR            WITHHOLD                             shares of Common Stock authorized for
              [ ]              [ ]                                issuance thereunder from 1,400,000 to
                                                                  2,000,000.

                                            MARK HERE          4. Proposal to approve an amendment to the     [ ]      [ ]       [ ]
                                            FOR COMMENTS          Iron Mountain Incorporated 1995 Stock
[ ] ______________________________________  OR ADDRESS   [ ]      Incentive Plan to increase the total
    For all nominees except as noted above  CHANGE AND            number of shares of Common Stock with
                                            NOTE BELOW            respect to which options and Other Rights
                                                                  may be granted thereunder to any single
                                                                  employee from 250,000 to 350,000.

                                                               5. Ratification of the selection by the Board  [ ]      [ ]       [ ]
                                                                  of Directors of Arthur Andersen LLP as
                                                                  independent public accountants for 1998.

                                                               6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                               Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in partnership name by an authorized person.



Signature: ______________________________ Date: __________________ Signature: _____________________________ Date: __________________


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